UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2019

NUTRALIFE BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-55144	46-1482900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 Lyons Road, Suite L-6,
C
oconut Creek, FL 33073
(Address of Principal Executive Office) (Zip Code)

(888) 509-8901
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

June 2019 Investment Agreement

On June 6, 2019, NutraLife BioSciences, Inc. (“NutraLife”) entered into that certain Investment Agreement (the “June 2019 Investment Agreement” and collectively with the June 2019 Note, the June 2019 Purchaser Royalty Agreement, the June 2019 Security Agreement, the June 2019 Pledgor Royalty Agreement and the June 2019 Mortgage, each as hereinafter defined, the “Transaction Documents”) by and among NutraLife, PhytoChem Technologies, Inc., a wholly owned subsidiary of NutraLife (“PhytoChem” and together with NutraLife, the “Company”) and a creditor (the “Purchaser”). Pursuant to the terms of the June 2019 Investment Agreement, the Company agreed to issue and sell, and the Purchaser agreed to purchase, a full recourse secured convertible promissory note bearing interest at the rate of 8.5% per annum in the principal amount (the “Principal Amount”) of $1,000,000 (the “June 2019 Note”). In addition to repayment of the June 2019 Note and the payment of interest as set forth in the June 2019 Note, the Company agreed to pay the following consideration to the Purchaser: (i) 500,000 shares of NutraLife’s common stock, and (ii) 8.5% of the revenue generated from the first four of the Ennea Processors monetized and/or commercialized by the Company pursuant to an agreement by and between Owen J. Morgan and the Company dated February 4, 2019 (the “Collateral Processors”) while the Principal Amount of the June 2019 Note is outstanding and 5.0% thereafter as set forth in that certain Royalty Participation Agreement dated June 6, 2019 by and among NutraLife, PhytoChem and the Purchaser (the “June 2019 Purchaser Royalty Agreement”).

Pursuant to the terms of the June 2019 Investment Agreement, the Principal Amount of the June 2019 Note is secured by the Collateral Processors in accordance with the terms of the June 2019 Note and that certain Security Agreement (the “June 2019 Security Agreement”) dated June 6, 2019 by and among NutraLife, PhytoChem and the Purchaser. The Principal Amount of the June 2019 Note is also secured by certain real property (the “Real Property”) owned by Brenda Hamilton (the “Pledgor”) pursuant to the terms of that certain Pledge Agreement (the “June 2019 Pledge Agreement”) dated June 6, 2019 by and among NutraLife, PhytoChem, the Pledgor and the Purchaser. Pursuant to the terms of the June 2019 Investment Agreement and the mortgage on the Real Property (the “June 2019 Mortgage”), the June 2019 Mortgage will be reduced by any and all consideration of any nature that is paid to the Purchaser by the Company under the Transaction Documents.

The June 2019 Investment Agreement provides that any controversy or claim arising out of or relating to the June 2019 Investment Agreement will be settled by binding arbitration and judgment on the award entered in any court having jurisdiction.

The Agreement contains customary representations, warranties and conditions.

The foregoing description of the June 2019 Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the June 2019 Investment Agreement, a copy of which will be filed as an exhibit to the Company’s Annual  Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 10-K”).

June 2019 Note

On June 6, 2019, the Company issued the June 2019 Note in the Principal Amount of $1,000,000. Pursuant to the terms of the June 2019 Note, the entire outstanding principal balance of the June 2019 Note matures on December 7, 2020. The June 2019 Note provides that until such time as the Principal Amount of the June 2019 Note has been paid in full, interest will accrue at the fixed rate of 8.5% per annum. The Company may prepay the June 2019 Note in whole or in part at any time without interest or penalty.

Beginning July 7, 2019 and through December 7, 2019, the Company agreed to make interest only payments at a fixed rate of 8.5% per annum on the Principal Amount of the June 2019 Note. Beginning on January 7, 2020 and continuing until the maturity date, the Company agreed to make equal monthly installment payments of principal and interest at the fixed rate of 8.5% per annum in an amount sufficient to fully amortize the Principal Amount of the June 2019 Note and all accrued interest over an amortization period of 12 months, until the amounts due under the June 2019 Note are paid in full.

Pursuant to the terms of the June 2019 Note, all payments made by the Company to the Purchaser under the Transaction Documents, including but not limited to the June 2019 Note, will be first applied to the Principal Amount then to accrued interest outstanding. Any and all consideration paid by the Company to the Purchaser under the Transaction Documents will reduce the amounts secured by the June 2019 Mortgage without affecting the amounts owed by the Company to the Purchaser under the Transaction Documents.

The June 2019 Note is secured by the Collateral Processors pursuant to the terms of the June 2019 Investment Agreement and the June 2019 Security Agreement. The Company agreed to deliver a pledge of the Real Property to secure the Principal Amount pursuant to the terms of the June 2019 Pledge Agreement and June 2019 Mortgage, and the June 2019 Mortgage will be reduced from time to time by the consideration paid by the Company to the Purchaser. Simultaneously with the payment of consideration equal to the Principal Amount of the June 2019 Note, the Purchaser will record with the Palm Beach County Property Appraiser’s Officer a Satisfaction of the Mortgage releasing the Purchaser’s June 2019 Mortgage on the Real Property.

2

In the event of a default of the June 2019 Note, Purchaser has full recourse to all the assets of the Company and the Purchaser will be required to proceed against or exhaust all remedies against both NutraLife and PhytoChem’s assets prior to proceeding against the June 2019 Mortgage and/or commencing an action to foreclose the June 2019 Mortgage.

At any time while the June 2019 Note is outstanding, the Purchaser will have the option of converting the Principal Amount and accrued interest due on the June 2019 Note into common stock of the Company at a price of $1.00 per share. Upon conversion of the Principal Amount and/or interest, the Company will be forever released from all of its obligations and liabilities under the June 2019 Note. In the event Purchaser converts less than all principal and interest outstanding, the amount converted under the June 2019 Note will be first applied to reduce the principal until it is paid in full. Additionally, upon conversion of all outstanding principal at the time of conversion, the June 2019 Mortgage will be released as security for the obligations and liabilities under the June 2019 Note.

For purposes of the June 2019 Note, an event of default means that the Company has failed to make any payment required under the June 2019 Note within 15 days after the date the payment is due. If the Company is in default under the June 2019 Note, the unpaid principal and accrued interests and any other unpaid amounts and costs due will bear interest at the rate of 10% (the “Default Rate”) until the event of default is cured. From and after the Maturity Date any unpaid principal and interest and any other unpaid amounts and costs under the June 2019 Note will bear interest at the Default Rate. Additionally, and without limitation, all amounts owed under any judgment obtained by Purchaser against the Company with respect to the June 2019 Note will bear interest at the Default Rate.

The June 2019 Note provides that any controversy or claim arising out of or relating to the June 2019 Note will be settled by binding arbitration and judgment on the award entered in any court having jurisdiction.

The foregoing description of the June 2019 Note does not purport to be complete and is qualified in its entirety by reference to the June 2019 Note, a copy of which will be filed as an exhibit to the 2019 10-K.

June 2019 Security Agreement

Pursuant to the terms of the June 2019 Security Agreement, the Company assigned and granted to the Purchaser a continuing lien on and security interest in the Collateral. The Company agreed that it would not sell or offer to sell or otherwise transfer or grant or allow the imposition of a lien or security interest upon the Collateral or use any portion thereof in any manner inconsistent with the June 2019 Security Agreement or with the terms and conditions of any policy of insurance thereon. The Company also irrevocably authorized Purchaser at any time and from time to time to file in any Uniform Commercial Code (“UCC”) jurisdiction any initial financing statements and amendments thereto relating to the Collateral as provided in the June 2019 Security Agreement.

The Company will, at the Purchaser’s option, be in default under the June 2019 Security Agreement upon the happening of any of the following events or conditions (each, a “June 2019 Security Agreement Event of Default”): (a) a failure to pay any amount due under the June 2019 Note or the June 2019 Security Agreement within 15 days after the due date; (b) failure by the Company to perform any of its other obligations under the June 2019 Security Agreement within 30 days of notice from Purchaser of the same; (c) falsity, inaccuracy or material breach by the Company or any written warranty, representation or statement made or furnished to the Purchaser by or on behalf of the Company; (d) an uninsured material loss, theft, damage, or destruction to any of the Collateral, or the entry of any judgment against the Company or any lien against or making of any levy, seizure or attachment of or on the Collateral; or (e) the failure of the Purchaser to have a perfected first priority security interest in the Collateral.

Upon the occurrence of any June 2019 Security Agreement Event of Default and at any time thereafter, the Purchaser may declare all obligations secured by the June 2019 Security Agreement immediately due and payable and will have, in addition to any remedies provided in the June 2019 Security Agreement or by any applicable law or in equity, all the remedies of a secured party under the UCC.

The June 2019 Security Agreement provides that any controversy or claim arising out of or relating to the June 2019 Security Agreement will be settled by binding arbitration and judgment on the award entered in any court having jurisdiction.

If the Company is in default under the June 2019 Note, the unpaid principal and accrued interests and any other unpaid amounts and costs due will bear interest at the rate of 10% (the “Default Rate”) until the event of default is cured. From and after the Maturity Date any unpaid principal and interest and any other unpaid amounts and costs under the June 2019 Note will bear interest at the Default Rate. Additionally, and without limitation, all amounts owed under any judgment obtained by Purchaser against the Company with respect to the June 2019 Note will bear interest at the Default Rate.

The foregoing description of the June 2019 Security Agreement does not purport to be complete and is qualified in its entirety by reference to the June 2019 Security Agreement, a copy of which will be filed as an exhibit to 2019 10-K.

3

June 2019 Purchaser Royalty Agreement

Pursuant to the terms of the June 2019 Purchaser Royalty Agreement, which has a 10-year term, commencing upon the fiscal quarter in which revenue is derived directly or indirectly from any of the Collateral Processors, the Company will pay to the Purchaser non-refundable royalty payments consisting of 8.5% of all Net Revenue (as defined in the June 2019 Purchaser Royalty Agreement) received by the Company as a result of the commercialization and/or monetization of the Collateral Processors until such time as the Principal Amount has been paid. At such time as the Principal Amount has been paid to the Purchaser, Purchaser will receive non-refundable royalty payments consisting of 5.0% of Net Revenue received by the Company as a result of the commercialization and/or monetization of the first two processors of the Collateral Processors. The royalty payments will be paid by the Company to the Purchaser within 15 days after the end of the quarter in which the Company receives payment for any Net Revenue from the Collateral Processors.

The June 2019 Purchaser Royalty Agreement provides that any controversy or claim arising out of or relating to the June 2019 Purchaser Royalty Agreement will be settled by binding arbitration and judgment on the award entered in any court having jurisdiction.

The foregoing description of the June 2019 Purchaser Royalty Agreement does not purport to be complete and is qualified in its entirety by reference to the June 2019 Purchaser Royalty Agreement, a copy of which will be filed as an exhibit to the 2019 10-K.

June 2019 Pledge Agreement

Pursuant to the terms of the Pledge Agreement, to induce Pledgor to enter into the June 2019 Pledge Agreement and the Mortgage, the Company represented and warranted to the Pledgor and the Purchaser that the Company will timely pay all amounts owing to the Purchaser, and that it will deliver full and timely payment of all and any amounts due and/or which may become due to the Purchaser from the Company from time to time in connection with the Transaction Documents without limitation. Purchaser agreed that it understood that all consideration delivered to the Purchaser by the Company pursuant to the Transaction Documents will be applied to the Principal Amount and as a result, the Mortgage will be reduced by any and all payments of consideration of any type made by the Company to the Purchaser under the Transaction Documents.

In addition, under the terms of the June 2019 Pledge Agreement, based upon the representations of the Company and the Purchaser that they will perform and comply with their obligations and duties under the Transaction Documents, the Pledgor agreed to provide the Purchaser with the June 2019 Mortgage which will secure the Company’s payment of the Principal Amount pursuant to the Transaction Document. The June 2019 Mortgage will be reduced from time to time by any and all payments made by the Company to the Purchaser under the Transaction Documents. In exchange for providing the Real Property collateral, the Pledgor will receive:

(i)	500,000 shares of the Company’s common stock,

(ii)	Commencing on December 5, 2019, monthly payments equal to the interest paid by the Company to the borrower under the June 2019 Note accruing from time of the Purchaser’s delivery of the Principal Amount to the Company until the June 2019 Note is paid in full, and

(iii)	8.5% of the Net Revenue while the Principal Amount is outstanding and 5.0% thereafter on the first two processors of the Collateral Processors as set forth in that certain Royalty Participation Agreement dated as of June 6, 2019 by and among NutraLife, PhytoChem and the Pledgor (the “June 2019 Pledgor Royalty Agreement”).

As set forth in the June 2019 Pledge Agreement, the terms including payment due dates and maturity dates of the June 2019 Note may not be extended by the Purchaser and the Company without the express written consent of the Pledgor. In the event that the June 2019 Note is amended or modified including to extend a payment due date or the maturity date of the June 2019 Note, without the Pledgor’s written consent, then Pledgor’s obligation to provide security under the June 2019 Pledge Agreement will automatically cease, and the June 2019 Mortgage will be deemed satisfied and released in full as security for the Principal Amount of the Amended Note, and (iii) the Purchaser will immediately record with the Palm Beach County Property Appraiser’s Officer a Satisfaction of Mortgage releasing the Purchaser’s lien on the Real Property.

Pursuant to the terms of the June 2019 Pledge Agreement, a default means that the Company has failed to make any payment required under the June 2019 Note, within 15 days after the date the payment is due. If after exhaustion of all other remedies, including enforcement of the lien against the Collateral and collection of all amounts due from the Company, there remains a default, then the Purchaser will provide written notice to the Pledgor of the default and the Pledgor will have the option but not the obligation to cure the default. In such event, the amounts paid by the Pledgor will bear interest at the highest rate allowed under Florida law. So long as the Company is in default of its obligations under the June 2019 Note, then the Company will pay the Pledgor interest on the amounts outstanding under the June 2019 Note at a rate of 10%.

If the Company defaults on its obligations under the June 2019 Note, the June 2019 Pledge Agreement or any of the other Transaction Agreements, the Company will reimburse the Pledgor on demand for (i) payments made by the Pledgor to Purchaser to cure a default by the Company under the June 2019 Investment Agreement and/or the June 2019 Note, and (ii) all costs and expenses, including attorneys’ fees and disbursements that the Pledgor incurs in exercising any right, power, or remedy provided by the June 2019 Note, the June 2019 Purchaser Royalty Agreement, the June 2019 Security Agreement, the June 2019 Pledgor Royalty Agreement, the June 2019 Mortgage or by law or defending any action arising out of the June 2019 Note, the June 2019 Purchaser Royalty Agreement, the June 2019 Security Agreement, the June 2019 Pledgor Royalty Agreement or the June 2019 Mortgage. Additionally, in the event of a default by the Company, all costs incurred and paid by the Pledgor will bear interest at the highest rate allowed under Florida law.

4

The June 2019 Pledge Agreement provides that any controversy or claim arising out of or relating to the June 2019 Pledge Agreement will be settled by binding arbitration and judgment on the award entered in any court having jurisdiction.

The foregoing description of the June 2019 Pledge Agreement does not purport to be complete and is qualified in its entirety by reference to the June 2019 Pledge Agreement, a copy of which will be filed as an exhibit to the 2019 10-K.

June 2019 Pledgor Royalty Agreement

Pursuant to the terms of the June 2019 Pledgor Royalty Agreement, which has a 10-year term, commencing upon the fiscal quarter in which revenue is derived directly or indirectly from any of the Collateral Processors, the Company will pay to the Pledgor non-refundable royalty payments consisting of 8.5% of all Net Revenue received by the Company as a result of the commercialization and/or monetization of the Collateral Processors until such time as the Principal Amount has been paid. At such time as the Principal Amount has been paid to the Purchaser, the Pledgor will receive non-refundable royalty payments consisting of 5.0% of Net Revenue received by the Company as a result of the commercialization and/or monetization of the first two processors of the Collateral Processors. The royalty payments will be paid by the Company to the Pledgor within 15 days after the end of the quarter in which the Company receives payment for any Net Revenue from the Collateral Processors.

The June 2019 Pledgor Royalty Agreement provides that any controversy or claim arising out of or relating to the June 2019 Pledgor Royalty Agreement will be settled by binding arbitration and judgment on the award entered in any court having jurisdiction.

The foregoing description of the June 2019 Pledgor Royalty Agreement does not purport to be complete and is qualified in its entirety by reference to the June 2019 Pledgor Royalty Agreement, a copy of which will be filed as an exhibit to the 2019 10-K.

Amended Investment Agreement

On November 13, 2019, NutraLife entered into that certain Amended Investment Agreement (the “Amended Investment Agreement” and collectively with the Amended Note, the Amended Purchaser Royalty Agreement, the Amended Security Agreement, the Amended Pledgor Royalty Agreement and the Amended Mortgage, each as hereinafter defined, the “Amended Transaction Documents”) by and among the Company and the Purchaser. Pursuant to the terms of the Amended Investment Agreement, the Principal Amount of the Amended Note is secured by the current assets and future assets of the Company and its subsidiaries (the “Collateral”), including the Collateral Processors in accordance with the terms of provisions of the Amended Note and the Amended Security Agreement. Except as set forth herein, the terms of the Amended Investment Agreement are substantially similar to the terms of the June 2019 Investment Agreement.

The foregoing description of the Amended Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Investment Agreement, a copy of which will be filed as an exhibit to the 2019 10-K.

Amended Note

Pursuant to the terms of the Amended Note dated November 13, 2019 from the Company to the Purchaser (the “Amended Note”), the entire outstanding principal balance of the Amended Note matures on December 7, 2020. The Amended Note provides that the Company will make the first interest only payment on December 7, 2019 at the fixed rate of 5.75% per annum. Beginning January 7, 2020 and continuing until the maturity date, the Company agreed to make equal monthly installment payments of principal and interest at the fixed rate of 5.75% per annum in an amount sufficient to fully amortize the Principal Amount of the Amended Note and all accrued interest over an amortization period of 18 months, until all amounts due under the Amended Note are paid in full.

Interest will accrue from June 6, 2019 at the rate of 5.75% per annum until the maturity date of the Amended Note.

Pursuant to the terms of the Amended Note, all payments made by the Company to the Purchaser under the Transaction Documents, including but not limited to the Amended Note, will be first applied to the Principal Amount then to accrued interest outstanding. Any and all consideration paid by the Company to the Purchaser under the Transaction Documents will reduce the amounts secured by the Amended Mortgage without affecting the amounts owed by the Company to the Purchaser under the Transaction Documents.

5

The Amended Note is secured by the Collateral Processors, including the Collateral Processors. A pledge of the Real Property secures the Principal Amount pursuant to the terms of the Amended Pledge Agreement and Amended Mortgage, and the Amended Mortgage will be reduced from time to time by the consideration paid by the Company to the Purchaser. Simultaneously with the payment of consideration (whether interest, royalty and/or securities, as provided in the Amended Note and the Amended Investment Agreement) equal to the Principal Amount of the Amended Note, the Purchaser will record with the Palm Beach County Property Appraiser’s Officer a Satisfaction of the Mortgage releasing the Purchaser’s Amended Mortgage on the Real Property.

Pursuant to the terms of the Amended Note, Purchaser has full recourse to the Collateral and the Purchaser will be required to proceed against and exhaust all remedies against the Collateral prior to proceeding against the Amended Mortgage and/or commencing an action to foreclose the Amended Mortgage.

Except as set forth herein, the terms of the Amended Note are substantially similar to the terms of the June 2019 Note.

The foregoing description of the Amended Note does not purport to be complete and is qualified in its entirety by reference to the Amended Note, a copy of which will be filed as an exhibit to the 2019 10-K.

Amended Security Agreement

Pursuant to the terms of that certain amended security agreement dated November 13, 2019 by and between the Company and the Purchaser (the “Amended Security Agreement”), the Company assigned and granted to the Purchaser a continuing lien on and security interest in the Collateral, including the Collateral Processors. Except as set forth herein, the terms of the Amended Security Agreement are substantially similar to the terms of the June 2019 Security Agreement.

The foregoing description of the Amended Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Security Agreement, a copy of which will be filed as an exhibit to the 2019 10-K.

Amended Purchaser Royalty Agreement

On November 13, 2019, the Company entered into that certain purchaser royalty agreement dated November 13, 2019 by and between the Company and the Purchaser (the “Amended Purchaser Royalty Agreement”). Aside from certain conforming changes, the terms of the Amended Purchaser Royalty Agreement are substantially similar to the terms of the June 2019 Purchaser Royalty Agreement.

The foregoing description of the Amended Purchaser Royalty Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Purchaser Royalty Agreement, a copy of which will be filed as an exhibit to the 2019 10-K.

Amended Pledge Agreement

On November 13, 2019, the Company entered into that certain amended pledge agreement dated November 13, 2019 by and among the Company, the Pledgor and the Purchaser (the “Amended Pledge Agreement”).

Pursuant to the terms of the Amended Pledge Agreement, to induce Pledgor to enter into the Amended Pledge Agreement and the Mortgage, the Company and the Purchaser represented and warranted to the Pledgor that each of the Company and the Pledgor will timely comply with all requirements and obligations under the Transaction Documents and the Company will pay all amounts owing to the Purchaser, and that it will deliver full and timely payment of all and any amounts due and/or which may become due to the Purchaser from the Company from time to time in connection with the Transaction Documents without limitation. Purchaser agreed that it understood that all consideration delivered to the Purchaser by the Company pursuant to the Transaction Documents will be applied to reduce the Principal Amount secured by the Amended Mortgage and as a result, the Amended Mortgage will be reduced by any and all payments of consideration of any type (including cash or securities) made by the Company to the Purchaser under the Transaction Documents and the June 2019 Investment Agreement and June 2019 Note.

Pursuant to the terms of the Amended Pledge Agreement, based upon the representations of the Company and the Purchaser that they will perform and comply with their obligations and duties under the Transaction Documents, the Pledgor agreed to provide the Purchaser with the Amended Mortgage which will secure the Company’s payment of the Principal Amount pursuant to the Transaction Document. The Amended Mortgage will be reduced from time to time by any and all payments of any nature (including cash or securities) made by the Company to the Purchaser under the Transaction Documents. In exchange for providing the Real Property collateral, the Company agreed to pay to Pledgor:

(i)	500,000 shares of the Company’s common stock, which were issued upon execution of the June 2019 Pledge Agreement,

(ii)	Commencing on December 7, 2019 and ending on the maturing date of the Amended Note, monthly payments equal to 5% interest on the Principal Amount accruing on the Principal Amount and accrued interest from June 6, 2019 until the maturity date of the Amended Note, and

(iii)	8.5% of the Net Revenue so long as any portion of the Principal Amount is outstanding and 5.0% thereafter on the first two processors of the Collateral Processors as set forth in that certain Amended Royalty Participation Agreement dated as of November 13, 2019 by and among NutraLife, PhytoChem and the Pledgor (the “Amended Pledgor Royalty Agreement”).

6

As set forth in the Amended Pledge Agreement, the terms set forth in the Transaction Documents may not be extended by the Purchaser and the Company without the express written consent of the Pledgor so long as any portion of the Principal Amount is outstanding. In the event that any of the Transaction Documents is amended and/or modified in any respect without the Pledgor’s written consent while any portion of the Principal Amount is outstanding then (i) Pledgor’s obligation to provide security under the Amended Pledge Agreement will automatically cease, (ii) the Amended Mortgage will be deemed satisfied and released in full as security for the Principal Amount of the Amended Note, and (iii) the Purchaser will immediately record with the Palm Beach County Property Appraiser’s Officer a Satisfaction of Mortgage releasing the Purchaser’s lien on the Real Property at the cost of the Company.

Pursuant to the terms of the Amended Pledge Agreement, a default means that the Company has failed to make any payment required under the Amended Note, within 15 days after the date the payment is due. If after exhaustion of all other remedies, including enforcement of the lien against the Collateral and collection of all amounts due from the Company, there remains a default owed to the Purchaser, then the Purchaser will provide written notice to the Pledgor of the default and the Pledgor will have the option but not the obligation to cure the default. In such event, the amounts paid by the Pledgor to enforce its rights under the Amended Pledge Agreement will bear interest at the highest rate allowed under Florida law. So long as the Company is in default of its obligations under the Transaction Documents, then the Company will pay the Pledgor interest on the Principal and accrued interest outstanding under the Amended Note at the highest rate allowed under Florida law.

If the Company defaults on its obligations under the Amended Note, the Amended Pledge Agreement or any of the other Transaction Agreements, the Company will reimburse the Pledgor on demand for (i) payments made by the Pledgor to Purchaser to cure a default by the Company under the Amended Investment Agreement and/or the Amended Note, and (ii) all costs and expenses, including attorneys’ fees and disbursements that the Pledgor incurs in exercising any right, power, or remedy provided by the Amended Note, the Amended Purchaser Royalty Agreement, the Amended Security Agreement, the Amended Pledgor Royalty Agreement, the Amended Mortgage or by law or defending any action arising out of the Amended Note, the Amended Purchaser Royalty Agreement, the Amended Security Agreement, the Amended Pledgor Royalty Agreement or the Amended Mortgage. Additionally, in the event of a default by the Company, all costs incurred and paid by the Pledgor including but not limited to attorney fees and any amounts Pledgor pays to cure a default by the Company of the Amended Note will bear interest at the highest rate allowed under Florida law.

Except as set forth herein, the terms of the Amended Pledge Agreement are substantially similar to the terms of the June 2019 Pledge Agreement.

The foregoing description of the June 2019 Pledge Agreement does not purport to be complete and is qualified in its entirety by reference to the June 2019 Pledge Agreement, a copy of which will be filed as an exhibit to the 2019 10-K.

Amended Pledgor Royalty Agreement

On November 13, 2019, the Company entered into the Amended Pledgor Royalty Agreement. Aside from certain conforming changes, the terms of the Amended Pledgor Royalty Agreement are substantially similar to the terms of the June 2019 Pledgor Royalty Agreement.

The foregoing description of the Amended Pledgor Royalty Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Pledgor Royalty Agreement, a copy of which will be filed as an exhibit to the 2019 10-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 concerning the June 2019 Note and the Amended Note is incorporated herein by reference.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth above under Item 1.01 concerning the June 2019 Note and the Amended Note is incorporated herein by reference.

The Company did not make the principal and interest payments on the Amended Note on January 7, 2020 and February 7, 2020 and neither of those payments have been made as of the date of this Current Report on Form 8-K. However, as of the date of this Current Report on Form 8-K, the Company now believes that it may have defenses to the enforcement of the Transaction Documents as written. In addition, as of the date of this Current Report on Form 8-K, Purchaser has not indicated to the Company that it will seek to enforce its rights under the Transaction Documents or that it will proceed against the Collateral.

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRALIFE BIOSCIENCES, INC.

Date: February 28, 2020	By:	/s/ Edgar Ward
Edgar Ward, Chief Executive Officer

8